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Exhibit 10.6

EXECUTIVE COMPENSATION PROGRAM

        The description of our executive compensation program set forth under the caption "Compensation Discussion and Analysis" on pages 24-40 of our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2008, is incorporated herein by reference.

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  Exhibit 10.6
EXECUTIVE COMPENSATION PROGRAM